Exhbiit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is made as of September 14, 2007, by and among ASTEC INDUSTRIES, INC., a Tennessee corporation (the "Borrower"), AMERICAN AUGERS, INC., a Delaware corporation ("AAI"), ASTEC, INC., a Tennessee corporation ("AI"), AI DEVELOPMENT GROUP, INC., a South Dakota corporation ("AID"), AI ENTERPRISES, INC., a South Dakota corporation ("AIE"), ASTEC INVESTMENTS, INC., a Tennessee corporation ("AII"), ASTEC MOBILE SCREENS, INC., a Nevada corporation ("AMS"), ASTEC SYSTEMS, INC., a Tennessee corporation ("ASI"), ASTEC UNDERGROUND, INC., a Tennessee corporation ("AUI"), BREAKER TECHNOLOGY, INC., a Tennessee corporation ("BTI"), BUCKEYE UNDERGROUND, INC.,  a Tennessee corporation ("BUI"), BUCKEYE UNDERGROUND, LLC, an Ohio limited liability company ("BUL"), CEI ENTERPRISES, INC., a Tennessee corporation ("CEI"), CARLSON PAVING PRODUCTS, INC., a Washington corporation ("CPP"), HEATEC, INC., a Tennessee corporation ("HI"), JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation ("JCI"), KOLBERG - PIONEER, INC., a Tennessee corporation ("KPI"), ROADTEC, INC., a Tennessee corporation ("RI"), RI PROPERTIES, INC., a South Dakota corporation ("RIP"), TELSMITH, INC., a Delaware corporation ("TI"), TI SERVICES, INC., a South Dakota corporation ("TIS") (AAI, AI, AID, AIE, AII, AMS, ASI, AUI, BTI, BUI, BUL, CEI, CPP, HI, JCI, KPI, RI, RIP, TI, and TIS hereinafter referred to collectively as the "Guarantors" and each singularly as a "Guarantor", and Borrower and Guarantors hereinafter referred to collectively as the "Borrower Parties" and each singularly as a "Borrower Party"), and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Bank").  Capitalized terms used herein but not defined shall have the meanings ascribed to such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, pursuant to that certain Credit Agreement dated as of April 13, 2007 among Borrower Parties and Bank (the "Credit Agreement"), Bank made available to Borrower the Line of Credit Loan in the maximum principal amount of $100,000,000.00 (with a sublimit for Letters of Credit in the maximum amount of $15,000,000.00); and

WHEREAS, Borrower Parties and Bank have agreed to amend the Credit Agreement in order to amend certain of the financial covenants contained therein, as more specifically hereinafter set forth.

NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree that the Credit Agreement is hereby amended as follows:

1.  The Credit Agreement is hereby amended by deleting Section 7.3(C) in its entirety, and by substituting the following new Section 7.3(C) in lieu thereof:

(C)           Except as otherwise approved by Bank, the Borrower Consolidated Group (taken as a whole) will not make Capital Expenditures (i) in Fiscal Year 2007 in an aggregate amount in excess of $40,000,000.00 (exclusive of any Capital Expenditures incurred in connection with any Permitted Acquisition so long as such Capital Expenditures are included in the pro forma calculations provided to Bank in connection therewith, and, to the extent that the amount of Capital Expenditures in Fiscal Year 2007 is less than $32,000,000.00, such difference shall be added to the amount of Capital Expenditures permitted in any subsequent Fiscal Year); or (ii) in any other Fiscal Year in an aggregate amount in excess of $32,000,000.00 (exclusive of any Capital Expenditures incurred in connection with any Permitted Acquisition so long as such Capital Expenditures are included in the pro forma calculations provided to Bank in connection therewith, and, to the extent that the amount of Capital Expenditures in any Fiscal Year is less than $32,000,000.00, such difference shall be added to the amount of Capital Expenditures permitted in any subsequent Fiscal Year)

2.  As a condition to the effectiveness of this First Amendment (a) Bank shall have received the written consent and resolutions of the Governing Body of each Borrower Party as to the amendments contemplated herein; (b) Borrower shall have paid directly or reimbursed Bank for all of Bank's fees and expenses, including, but not limited to, any and all filing fees, recording fees, and Attorneys' Fees of Bank's legal counsel, incurred in connection with the preparation, amendment, modification or enforcement of this First Amendment, the Credit Agreement, and any and all documents executed and delivered in connection herewith or therewith; and (c) Borrower Parties shall have delivered to Bank such other documentation, if any, as may be requested by Bank to satisfy Bank that this First Amendment, and all other documents and instruments executed by Borrower Parties in connection with this First Amendment or in furtherance hereof have each been duly authorized, executed and delivered on behalf of Borrower Parties, and constitute valid and binding obligations of Borrower Parties.

3.  Each Borrower Party represents and warrants to Bank that all representations and warranties given by such Borrower Party in Article VI of the Credit Agreement are true and correct as of the date hereof, except to the extent affected by this First Amendment.  Each Borrower Party represents and warrants to Bank that such Borrower Party is in full compliance with all of the covenants of such Borrower Party contained in Article VII of the Credit Agreement, except to the extent affected by this First Amendment.

4.  Except as heretofore or herein expressly modified, or as may otherwise be inconsistent with the terms of this First Amendment (in which case the terms and conditions of this First Amendment shall govern), all terms of the Credit Agreement and all documents and instruments executed and delivered in furtherance thereof shall be and remain in full force and effect, and the same are hereby ratified and confirmed in all respects.

5.           Guarantors execute this First Amendment to expressly evidence their assent to all the terms of the Credit Agreement and this First Amendment, and to further acknowledge and agree that the Guaranty remains in full force and effect and that the "Obligations" under the Guaranty shall include, without limitation, all Obligations under and as defined in the Credit Agreement, as amended by this First Amendment.

* * * * *

IN WITNESS WHEREOF, this First Amendment has been duly executed and delivered as of the day and year first above written.

ASTEC INDUSTRIES, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Vice President,
      Chief Financial Officer and Treasurer

AMERICAN AUGERS, INC.,
a Delaware corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

ASTEC, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

AI DEVELOPMENT GROUP, INC.,
a South Dakota corporation

By:/s/ Jeffrey A Bergeson
Its: Secretary/Treasurer

AI ENTERPRISES, INC.,
a South Dakota corporation

By:/s/ Jeffrey L. May
Its: Secretary/Treasurer

ASTEC INVESTMENTS, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

ASTEC MOBILE SCREENS, INC.,
a Nevada corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

ASTEC SYSTEMS, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

ASTEC UNDERGROUND, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

BREAKER TECHNOLOGY, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

BUCKEYE UNDERGROUND, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

BUCKEYE UNDERGROUND, LLC,
an Ohio limited liability company

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

CEI ENTERPRISES, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

CARLSON PAVING PRODUCTS, INC.,
a Washington corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

HEATEC, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

JOHNSON CRUSHERS INTERNATIONAL, INC., a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

KOLBERG - PIONEER, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

ROADTEC, INC.,
a Tennessee corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

RI PROPERTIES, INC.,
a South Dakota corporation

By: /s/ Jeffrey L. May
Its: Secretary/Treasurer

TELSMITH, INC.,
a Delaware corporation

By: /s/ F. McKamy Hall
      F. McKamy Hall, its Treasurer

TI SERVICES, INC.,
a South Dakota corporation

By: /s/ Jeffrey L. May
Its: Secretary/Treasurer

WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association

By:/s/ Bradford Vieira
Its: VP